EXHIBIT 99-B.15.1

                                POWER OF ATTORNEY

I, the undersigned Director and President of Aetna Life Insurance and Annuity Company, hereby constitute and appoint Julie E. Rockmore, Kirk P. Wickman and J. Neil McMurdie and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments, to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940:

Registration Statements filed under the Securities Act of 1933:

2-52448               33-75960              33-75998              333-49593
2-52449               33-75962              33-75996              333-49599
33-02339              33-75964              33-76000              333-56297
33-34370              33-75966              33-76002              333-72079
33-34583              33-75968              33-76004
33-42555              33-75970              33-76018
33-60477              33-75972              33-76024
33-61897              33-75974              33-76026
33-62473              33-75976              33-79118
333-01107             33-75978              33-79122
33-63611              33-75980              33-81216
33-64277              33-75982              33-87642
33-64331              33-75984              33-87932
33-75248              33-75986              33-88720
33-75954              33-75988              33-88722
33-75956              33-75990              33-88724
33-75958              33-75992              33-89858
333-15817             33-75994              33-91846
333-24645             333-09515             333-27337

Registration Statements filed under the Investment Company Act of 1940:

811-2512              811-2513              811-4536              811-5906

hereby ratifying and confirming on this 18th day of February, 1999, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                    Signature/Title
                    ---------------

                /s/ Thomas J. McInerney
              ---------------------------
                  Thomas J. McInerney
                Director and President

             (Principal Executive Officer)

                                POWER OF ATTORNEY

I, the undersigned Director of Aetna Life Insurance and Annuity Company, hereby constitute and appoint Julie E. Rockmore, Kirk P. Wickman and J. Neil McMurdie and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments, to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940:

Registration Statements filed under the Securities Act of 1933:

2-52448               33-75960               33-75998             333-49593
2-52449               33-75962               33-75996             333-49599
33-02339              33-75964               33-76000             333-56297
33-34370              33-75966               33-76002             333-72079
33-34583              33-75968               33-76004
33-42555              33-75970               33-76018
33-60477              33-75972               33-76024
33-61897              33-75974               33-76026
33-62473              33-75976               33-79118
333-01107             33-75978               33-79122
33-63611              33-75980               33-81216
33-64277              33-75982               33-87642
33-64331              33-75984               33-87932
33-75248              33-75986               33-88720
33-75954              33-75988               33-88722
33-75956              33-75990               33-88724
33-75958              33-75992               33-89858
333-15817             33-75994               33-91846
333-24645             333-09515              333-27337

Registration Statements filed under the Investment Company Act of 1940:

811-2512              811-2513               811-4536             811-5906

hereby ratifying and confirming on this 18th day of February, 1999, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                    Signature/Title
                    ---------------

                 /s/ Shaun P. Mathews
              -------------------------
                   Shaun P. Mathews
                       Director

                                POWER OF ATTORNEY

I, the undersigned Director and Chief Financial Officer of Aetna Life Insurance and Annuity Company, hereby constitute and appoint Julie E. Rockmore, Kirk P. Wickman and J. Neil McMurdie and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments, to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940:

Registration Statements filed under the Securities Act of 1933:

2-52448               33-75960              33-75998              333-49593
2-52449               33-75962              33-75996              333-49599
33-02339              33-75964              33-76000              333-56297
33-34370              33-75966              33-76002              333-72079
33-34583              33-75968              33-76004
33-42555              33-75970              33-76018
33-60477              33-75972              33-76024
33-61897              33-75974              33-76026
33-62473              33-75976              33-79118
333-01107             33-75978              33-79122
33-63611              33-75980              33-81216
33-64277              33-75982              33-87642
33-64331              33-75984              33-87932
33-75248              33-75986              33-88720
33-75954              33-75988              33-88722
33-75956              33-75990              33-88724
33-75958              33-75992              33-89858
333-15817             33-75994              33-91846
333-24645             333-09515             333-27337

Registration Statements filed under the Investment Company Act of 1940:

811-2512              811-2513              811-4536              811-5906

hereby ratifying and confirming on this 18th day of February, 1999, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                    Signature/Title
                    ---------------

                /s/ Catherine H. Smith
         ------------------------------------
                  Catherine H. Smith
         Director and Chief Financial Officer

                                POWER OF ATTORNEY

I, the undersigned Vice President, Treasurer and Corporate Controller of Aetna Life Insurance and Annuity Company, hereby constitute and appoint Julie E. Rockmore, Kirk P. Wickman and J. Neil McMurdie and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments, to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940:

Registration Statements filed under the Securities Act of 1933:

2-52448               33-75960              33-75998              333-49593
2-52449               33-75962              33-75996              333-49599
33-02339              33-75964              33-76000              333-56297
33-34370              33-75966              33-76002              333-72079
33-34583              33-75968              33-76004
33-42555              33-75970              33-76018
33-60477              33-75972              33-76024
33-61897              33-75974              33-76026
33-62473              33-75976              33-79118
333-01107             33-75978              33-79122
33-63611              33-75980              33-81216
33-64277              33-75982              33-87642
33-64331              33-75984              33-87932
33-75248              33-75986              33-88720
33-75954              33-75988              33-88722
33-75956              33-75990              33-88724
33-75958              33-75992              33-89858
333-15817             33-75994              33-91846
333-24645             333-09515             333-27337

Registration Statements filed under the Investment Company Act of 1940:

811-2512              811-2513              811-4536              811-5906

hereby ratifying and confirming on this 18th day of February, 1999, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                           Signature/Title
                           ---------------

                        /s/ Deborah Koltenuk
         --------------------------------------------------
                          Deborah Koltenuk
         Vice President, Treasurer and Corporate Controller